UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 22, 2026

Galaxy Digital Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-42655	87-0836313
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

300 Vesey Street New York, NY	10282
(Address of principal executive offices)	(Zip Code)
(212) 390-9216
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.001 Par Value	GLXY	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.
On July 22, 2026, Galaxy Helios Data Centers II LLC (the “Issuer”), an indirect wholly owned subsidiary of Galaxy Digital Inc. (the “Company”), formally announced its intention to offer, subject to market conditions and other factors, $3.507 billion aggregate principal amount of senior secured notes due 2031 (the “Notes”) in a private offering (the “Offering”) to persons reasonably believed to be qualified institutional buyers in reliance on Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), and outside the United States to non-U.S. persons in reliance on Regulation S under the Securities Act. There can be no assurance that the Offering will be completed on the terms described herein or at all.
The Issuer intends to use the net proceeds from the Offering to finance a portion of the development and construction of two buildings containing eight data halls with a combined total of 400 megawatts (“MW”) of utility capacity and 260 MW of critical IT capacity (the “Project”) to be built on an approximately 260-acre property in Dickens County, Texas and to fund debt service reserves.
Attached hereto as Exhibit 99.1 to this Current Report on Form 8-K is certain illustrative financial information and other information (the “Illustrative Financial Information”) concerning the Project that has been disclosed by the Issuer in connection with the Offering.
The information furnished with this Item 7.01 and in the Illustrative Financial Information attached hereto as Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any other filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.
The information included in this Current Report on Form 8-K is neither an offer to sell nor a solicitation of an offer to buy any securities.
Cautionary Note Regarding Forward-Looking Statements
This Current Report on Form 8-K, including the exhibits hereto, contains forward-looking statements. Statements that are not historical facts, including statements about beliefs, expectations, targets or goals, are forward-looking statements, including statements relating to the anticipated terms of the Notes being offered, the completion, timing and size of the proposed Offering and the intended use of proceeds. In some cases, you can identify these statements by forward-looking words such as “may,” “might,” “will,” “should,” “expects,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” “potential” or “continue,” the negative of these terms and other comparable terminology. The Company intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995 and includes this statement for purposes of complying with these safe harbor provisions. Forward-looking statements represent the Company’s current expectations regarding future events and are subject to known and unknown risks and uncertainties that could cause actual results to differ materially from those implied by the forward-looking statements. Among those risks and uncertainties are market conditions, including market interest rates, the satisfaction of the closing conditions related to the Offering and risks relating to the Company’s business, including those described in periodic reports that the Company files from time to time with the SEC. The Issuer may not consummate the proposed Offering described in this Current Report on Form 8-K and, if the proposed Offering is consummated, cannot provide any assurances regarding the final terms of the Offering or the Notes or its ability to effectively apply the net proceeds as described herein. The forward-looking statements included in this Current Report on Form 8-K speak only as of the date of this Current Report on Form 8-K, and the Company does not undertake to update the statements included in this Current Report on Form 8-K for subsequent developments, whether as a result of new information, future events, or otherwise, except as may be required by law.

Item 9.01 Financial Statements and Exhibits.
(d)Exhibits

Exhibit No.	Description

99.1	Illustrative Financial Information of the Project.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GALAXY DIGITAL INC.

Date: July 22, 2026	By:	/s/Anthony Paquette
Anthony Paquette
Chief Financial Officer